General	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General
NOTE 1:	GENERAL

a.
CYREN Ltd. (henceforth "CYREN") was incorporated under the laws of the State of Israel on February 10, 1991 and its legal form is a company limited by shares. CYREN listed its shares to the public on July 15, 1999 under the name Commtouch Software Ltd. and changed its legal name to CYREN Ltd. in January 2014. CYREN and its subsidiaries, unless otherwise indicated will be referred to in these consolidated financial statements as the “Company”.

The Company is engaged in developing and marketing information security solutions for protecting web, email and mobile transactions. The Company sells its cloud-based solutions worldwide, in both embedded and Security-as-a-Service models, to Original Equipment Manufacturers (“OEMs”), service providers and enterprises. The Company operates in one reportable segment, which constitutes its reporting unit.